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                                                                 Exhibit 10.38.2

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This Assignment, Assumption and Recognition Agreement (this "Agreement"), effective as of January 20, 2006, among SOVEREIGN BANK (the "Bank"), HANOVER CAPITAL MORTGAGE HOLDINGS, INC. ("Holdings") and HANOVER CAPITAL PARTNERS 2, LTD. (the "Successor", and together with Holdings and the Bank collectively, the "Parties" and individually, a "Party").

                                    RECITALS

          A. The Bank, Holdings and Hanover Capital Partners, Ltd. ("Partners") executed and are parties to a Master Repurchase Agreement dated as of June 28, 2005 (the "Repurchase Agreement"), a true and correct copy of which Repurchase Agreement is attached hereto as Exhibit A.

          B. By letter agreement dated as of December 22, 2005 by and among the Bank, Partners and Holdings (the "Consent Agreement"), the Bank conditionally consented to a merger of Partners and Hanover Capital Partners 2, Inc. ("Partners 2") into HanoverTrade, Inc. ("Trade") and to a change of Trade's name to "Hanover Capital Partners 2, Ltd.", the name of the Successor (the "Plan"). A true and correct copy of the Consent Agreement is attached hereto as Exhibit B.

          C. Holdings and the Successor have advised the Bank that the Plan has been effected and the Parties desire to document one of the conditions subsequent to the Bank's consent to the Plan, being identified in Section 3(c) of the Consent Agreement as an agreement evidencing the assignment to and assumption by the Successor of Partners' rights and duties under the Repurchase Agreement.

          For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the Parties, ending to be legally bound, hereby agree as follows:

                                  INCORPORATION

          1. The foregoing defined terms and Recitals are incorporated in this Agreement by reference.

                            ASSIGNMENT AND ASSUMPTION

          2. Holdings and the Successor hereby represent, warrant and covenant to the Bank that, by operation of merger in connection with the Plan, Partners has, as of January 1, 2006, granted, transferred, assigned and delegated to the Successor all of the right, title, interest and obligations of Partners, as one of the entities comprising the Seller, in, to and under the Repurchase Agreement and that Successor has, as of January 1, 2006 assumed from Partners all of the right, title, interest and obligations of Partners, as one of the entities comprising the Seller, in, to and under the Repurchase Agreement.


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                         REPRESENTATIONS AND WARRANTIES

          3. Each of Holdings and the Successor represent and warrant to the Bank as of the date hereof that:

               (a) an Agreement and Plan of Merger has been duly authorized and entered into, by and among Partners, Partners 2 and Trade (the "Merger Agreement");

               (b) the Merger Agreement is in full force and effect and has effected the Plan;

               (c) the provisions thereof have not been waived, amended or modified in any respect;

               (d) the copy of the Certificate of Merger attached hereto as Exhibit C, is a true, correct and complete copy of the Certificate of Merger filed December 29, 2005, with the Secretary of State of the State of Delaware (the "Delaware Certificate");

               (e) the copy of the Certificate of Merger attached hereto as Exhibit D is a true, correct and complete copy of the Certificate of Merger filed December 29, 2005 with the Secretary of State of the State of New York (the "New York Certificate" and together with the aware Certificate collectively, the "Certificates");

               (f) All steps required to change Trade's name to "Hanover Capital Partners 2, Ltd." have been taken and such name change is complete and final;

               (g) the Successor is a business corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to assume Partner's rights and obligations under the Repurchase Agreement;

               (h) the Successor's organizational identification number assigned by the State of Delaware is 3049275;

               (i) Holdings' organizational identification number assigned by the State of Maryland is D04712238;

               (j) each of Holdings and the Successor has full corporate power and authority to execute, deliver and perform under this Agreement and the Repurchase Agreement, and to consummate the transactions set forth herein and therein. The consummation of the transactions contemplated by this Agreement and the Repurchase Agreement is in the ordinary course of each of Holdings' business and the Successor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of each of Holdings' and the Successor's respective charter or by-laws, or any legal restriction, or any material agreement or instrument to which either of Holdings or the Successor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which either of Holdings and the Successor or its respective property is subject. The execution, delivery and performance by each of Holdings and the Successor of this Agreement and the Repurchase Agreement, and the consummation by either of them of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action of each of Holdings and the Successor. This Agreement has been duly executed and delivered by each of Holdings and the Successor and it


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and the Repurchase Agreement constitute the valid and legally binding obligations of each of holdings and the Successor enforceable against each of Holdings and the Successor in accordance with their respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

               (k) no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by either of Holdings and the Successor in connection with the execution, delivery or performance by either Holdings or the Successor of this Agreement or the Repurchase Agreement, or the consummation by either of them of the transactions contemplated hereby or thereby;

               (l) as of the date hereof, except as modified in Sections 3(g), 3(h) and 3(i) above, each of Holdings and the Successor, reaffirm and restate to the Bank the representations and warranties set forth in Section 10 of the Repurchase Agreement and the covenants set forth in Section 11 of the Repurchase Agreement;

               (m) the Successor is a wholly owned subsidiary of Holdings;

               (n) the financing statement with respect to the Successor attached hereto as Exhibit E, if filed within four (4) months of January 1, 2006, with the Secretary of State of Delaware, shall be sufficient to continue the Bank's first lien perfected security interest or ownership in the Purchased Items and Purchased Assets;

               (o) the financing statement amendments with respect to Holdings attached hereto as Exhibit F, if filed within four (4) months of September 30, 2005, with the State of Maryland, Department of Assessments and Taxation, shall be sufficient to continue the Bank's first lien perfected security interest or ownership in the Purchased Items and Purchased Assets;

               (p) the financing statement amendments with respect to the Successor attached hereto as Exhibit G, if filed with the State of Maryland, Department of Assessments and Taxation, correctly identifies the name and address of the Successor with respect to initial financing statement 0000000181234777 filed June 28, 2005 with such public office; and

               (q) the terms of the Certificates are true, correct and complete.

                                   RECOGNITION

          4. From and after the date hereof, the Bank and Holdings shall recognize the Successor as successor to all Partners' right, title and interest to and under the Repurchase Agreement and shall look solely to the Successor for performance from and after the date hereof of the Partners' obligations with respect to the Repurchase Agreement.

          5. The Bank hereby recognizes the occurrence of the following conditions set forth in Section 3 of the Consent Agreement, which constitutes full and complete satisfaction of all conditions subsequent in connection with the consent and waiver set forth in Section 2 of the Consent Agreement:


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               (a) the preparation and filing by the Bank of UCC financing statements and financing statement amendments in form and substance set forth, respectively, in Exhibit E, Exhibit F and Exhibit G, all in accordance with
Section 3(a) of the Consent Agreement;

               (b) the delivery to the Bank by Holdings and the Successor of fifteen (15) Powers of Attorney fully-executed by Holdings and the Successor and acknowledged as set forth in he Purchase Confirmation dated as of June 28, 2005 by and between the Bank, Holdings and the Partners, all in accordance with
Section 3(b) of the Consent Agreement;

               (c) the delivery to the Bank of this Agreement executed by Holdings and the Successor, constituting the delivery of an Assignment and Assumption Agreement in form and substance satisfactory to the Bank with respect to the Repurchase Agreement and Partner's rights and duties thereunder, all in accordance with Section 3(c) of the Consent Agreement; and

               (d) the delivery to the Bank and Deutsche Bank National Trust Company ("Deutsche") of that certain Assignment, Assumption and Recognition Agreement, dated as of the date hereof, by and among the Parties and Deutsche, executed by the Parties and Deutsche, constituting the execution and delivery to the Bank and Deutsche by Holdings and the Successor of an Assignment and Assumption Agreement in form and substance satisfactory to the Bank and Deutsche with respect to that certain Custodial Agreement, dated as of June 27, 2005, by and among Holdings, Partners, Deutsche and the Bank, and Partners' rights and duties thereunder, all in accordance with Section 3(d) of the Consent Agreement.

                                  MISCELLANEOUS

          6. Notice Addresses

               (a) The Successor's address for purposes of all notices and correspondence related to the Repurchase Agreement and this Agreement is:

          Hanover Capital Partners 2, Ltd.
          200 Metroplex Drive, Suite 100
          Edison, NJ 08817
          Attention: Joyce A. Mizerak, President

               (b) The Bank's address for purposes for all notices and correspondence related to the Repurchase Agreement and this Agreement is:

          Sovereign Bank
          Sovereign Bank Capital Markets
          3 Friends Lane
          Newtown, PA 18940
          Attention: Dean G. DiGiovanni, Vice President

               (c) Holdings' address for purposes of all notices and correspondence related to the Repurchase Agreement and this Agreement is:


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          Hanover Capital Mortgage Holdings, Inc.
          200 Metroplex Drive, Suite 100
          Edison, NJ 08817
          Attention: John A. Burchett, President

          7. This Agreement shall be construed in accordance with the substantive laws of the Commonwealth of Pennsylvania (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

          8. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          9. For the purpose for facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          10. The representations, warranties and covenants of Holdings and the Successor in his Agreement and the representations, warranties and covenants of Holdings and the Successor in that certain Assignment, Assumption and Recognition Agreement of even date herewith among the Parties and Deutsche Bank National Trust Company shall be deemed to be representations, warranties and certifications for purposes of Section 12(d) of the Repurchase Agreement and the Remedies set forth in Section 13 of the Repurchase Agreement.

          11. Holdings and the Successor authorize the Bank to file such financing statements, amendments, assignments and terminations under the Uniform Commercial Code (as defined in the Repurchase Agreement) as the Bank deems appropriate to protect, perfect, continue the perfection of or to more fully reflect the collateral subject to the Bank's security interest or other interest granted by either Holdings or Successor under the Repurchase Agreement and documents executed in connection with the Repurchase Agreement.

          12. Holdings and the Successor shall jointly and severally indemnify and hold the Bank harmless for all reasonable costs and fees, including reasonable attorneys fees, incurred by the Bank in connection with the Consent Agreement and this Agreement and the transactions and documents contemplated thereby and hereby.

          13. The Parties ratify the Repurchase Agreement as amended by the Agreement.

          14. Capitalized terms used but not defined in this Agreement but that are defined in he Repurchase Agreement shall have the meanings ascribed to them in the Repurchase Agreement.

                         [signatures on following page]


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          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by heir duly authorized officers as of the date first above written.

                                        SOVEREIGN BANK


                                        By: /s/ Dean G. DiGiovanni
                                            ------------------------------------
                                        Name: Dean G. DiGiovanni
                                        Title: Vice President


                                        HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


                                        By: /s/ Irma N. Tavares
                                            ------------------------------------
                                        Name: Irma N. Tavares
                                        Title: Chief Operating Officer



                                        HANOVER CAPITAL PARTNERS 2, LTD.


                                        By: /s/ Joyce S. Mizerak
                                            ------------------------------------
                                        Name: Joyce S. Mizerak
                                        Title: President


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                                    EXHIBIT A

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                                    EXHIBIT B

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                                    EXHIBIT C

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                                    EXHIBIT D

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                                    EXHIBIT E

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                                    EXHIBIT F

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                                    EXHIBIT G